EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Multimedia Platforms, Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2016, I, Bobby Blair, Chief Executive Officer, Chief Financial Officer and Director of Multimedia Platforms, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Quarterly Report on Form 10-Q for the three months ended March 31, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q for the three months ended March 31, 2016, fairly presents, in all material respects, the financial condition and results of operations of Multimedia Platforms, Inc.

Date: May 16, 2016	By:	/s/ Bobby Blair
Bobby Blair
Chief Executive Officer
(Principal Executive Officer)
Chief Financial Officer (Principle Financial Officer) and Director